     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 17, 1997


                                                      REGISTRATION NO. 333-21717
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 --------------


                         POST-EFFECTIVE AMENDMENT NO. 1

                                       TO
                                    FORM S-1

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                                 --------------

                            UNIVERSAL OUTDOOR, INC.
             (Exact name of Registrant as specified in its charter)

          ILLINOIS                       7312                    36-2827496
(State or other jurisdiction       (Primary Standard          (I.R.S. Employer
     of incorporation)         Industrial Classification    Identification No.)
                                     Code Number)

                                ----------------

                       321 NORTH CLARK STREET, SUITE 1010
                            CHICAGO, ILLINOIS 60610
                                 (312) 644-8673

    (Address, including zip code, and telephone number, including area code, of registrant's principal executive office)
                                ----------------

                                 PAUL G. SIMON
                                GENERAL COUNSEL
                        UNIVERSAL OUTDOOR HOLDINGS, INC.
                       321 NORTH CLARK STREET, SUITE 1010
                            CHICAGO, ILLINOIS 60610
                                 (312) 644-8673
           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)
                                ----------------

                                WITH COPIES TO:

               LELAND E. HUTCHINSON                                  STACY J. KANTER
                 WINSTON & STRAWN                        SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
               35 WEST WACKER DRIVE                                  919 THIRD AVENUE
             CHICAGO, ILLINOIS 60601                             NEW YORK, NEW YORK 10022
                  (312) 558-5600                                      (212) 735-3000

                                ----------------

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:

AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. /X/

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, please check the following box and list the Securities Act of 1933 registration statement number of the earlier effective registration statement for the same offering. / /

    If this Form is a post-effective amendment filed pursuant to Section 462(c) under the Securities Act of 1933, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /
                                ----------------

                        CALCULATION OF REGISTRATION FEE

                                                                       PROPOSED MAXIMUM
                     TITLE OF EACH CLASS OF                           AGGREGATE OFFERING                AMOUNT OF
                  SECURITIES TO BE REGISTERED                              PRICE (1)                REGISTRATION FEE
9 3/4% Series B Senior Subordinated Exchange Notes due 2006.....         $100,000,000                    $30,304

(1) Estimated solely for purposes of calculating the registration fee pursuant to Rule 457(o) under the Securities Act of 1933.
                               ------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois, on the 17th day of April, 1997.


                                UNIVERSAL OUTDOOR, INC.

                                By:             /s/ PAUL G. SIMON *
                                     -----------------------------------------
                                                  Daniel L. Simon
                                       PRESIDENT AND CHIEF EXECUTIVE OFFICER




    Pursuant to the requirements of the Act, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.


          SIGNATURE                       TITLE                    DATE
------------------------------  --------------------------  -------------------

                                President and Chief
     /s/ PAUL G. SIMON *          Executive Officer
------------------------------    (Principal Executive        April 17, 1997
       Daniel L. Simon            Officer) and Director

                                Vice President and Chief
     /s/ PAUL G. SIMON *          Financial Officer
------------------------------    (Principal Financial and    April 17, 1997
       Brian T. Clingen           Accounting Officer) and
                                  Director

     /s/ PAUL G. SIMON *
------------------------------  Director                      April 17, 1997
       Michael J. Roche

     /s/ PAUL G. SIMON *
------------------------------  Director                      April 17, 1997
     Michael B. Goldberg

     /s/ PAUL G. SIMON *
------------------------------  Director                      April 17, 1997
     Frank K. Bynum, Jr.



* Paul G. Simon executed for such person pursuant to a Power of Attorney appointing him attorney-in-fact for such person filed with the Commission pursuant to Amendment No. 1 to this Registration Statement.

                                 EXHIBIT INDEX


EXHIBIT
NUMBER DESCRIPTION OF EXHIBIT
------ --------------------------------------------------------------------------
  2.1  Plan and Agreement of Merger, dated November 18, 1993, between the Company and Universal Outdoor II, Inc. (filed as Exhibit 2 to the Company's
         Registration Statement on Form S-1 (Commission File No. 33-72710) and
         incorporated herein by reference)

  2.2* Agreement and Plan of Merger between the Company, Universal Acquisition
         Corp. and Outdoor Advertising Holdings, Inc. dated August 27, 1996

  2.3* Option and Asset Purchase Agreement between the Company and the
         Memphis/Tunica Sellers dated September 12, 1996

  2.4** Asset Purchase Agreement by and among Mountain Media, Inc., d/b/a Iowa
         Outdoor Displays, Robert H. Lambert and the Company dated September 12,
         1996

  2.5* Asset Purchase Agreement between the Company and The Chase Company dated
         September 11, 1996

  2.6** Stock Purchase Agreement, dated as of November 22, 1996, among Revere, the
         Company and the Stockholders of Revere

  2.7** Asset Purchase Agreement, dated as of December 10, 1996, by and among
         Matthew, Matthew Acquisition Corp. and the Company

  3.1  Third Amended and Restated Articles of Incorporation (filed as Exhibit 3.1 to Amendment No. 2 to the Company's Registration Statement on Form S-1
         (Commission File No. 333-12427) and incorporated herein by reference)

  3.2  Second Amended and Restated Bylaws (filed as Exhibit 3.2 to Amendment No.
         2 to the Company's Registration Statement on Form S-1 (Commission File
         No. 333-12427) and incorporated herein by reference)

  4.1** Indenture, dated as of December 16, 1996, between the Company and United
         States Trust Company of New York, as Trustee

  4.2** Purchase Agreement, dated as of December 11, 1996, among the Company and the Initial Purchasers relating to the Old Notes

  4.3** Form of New Notes

  4.4** Registration Rights Agreement, dated as of December 16, 1996, by and among the Company and the Initial Purchasers

  5.1** Opinion of Winston & Strawn

 10.1** Consolidated Credit Agreement dated October 31, 1996, among the Company, certain financial institutions, Bankers Trust Company, as Agent and LaSalle National Bank, as Co-Agent

 10.2  Agreement Regarding Tax Liabilities and Payments dated as of November 18,
         1993 by and between Parent and the Company (filed as Exhibit 10(f) to the Company's Form S-1 Registration Statement (File No. 33-72710) and incorporated herein by reference)

 10.3** Indenture, dated as of October 16, 1996 between the Company and United
         States Trust Company of New York as Trustee

 12.1** Computation of Ratios

 21.1** Subsidiaries of the Company

 23.1** Consent of Price Waterhouse LLP

 23.2** Consent of Ernst & Young LLP

 23.3** Consent of Ernst & Young LLP

 23.4** Consent of Arthur Andersen LLP

 23.5** Consent of Winston & Strawn (contained in Exhibit 5.1)

 24.1** Power of Attorney (included on Signature Page)

EXHIBIT
NUMBER DESCRIPTION OF EXHIBIT
------ --------------------------------------------------------------------------
 25.1** Form of Statement of eligibility of Trustee on Form T-1

 27     Financial Data Schedule

 99.1** Form of Letter of Transmittal

 99.2** Form of Notice of Guaranteed Delivery

 99.3** Form of Letter to Brokers, Dealers, Commercial Banks, Trust Companies and
         Other Nominees

 99.4** Form of Letter from Registered Holders to Clients


------------------------

* Filed with Parent's Registration Statement on Form S-1, dated October 9, 1996 (Commission File No. 333-12457) and incorporated herein by reference

**  Previously Filed.